COMMON STOCK PURCHASE AGREEMENT


                  COMMON STOCK PURCHASE AGREEMENT (this "Agreement") made as of the last date set forth on the signature page hereof between RhoMed Incorporated, a New Mexico corporation with its principal offices at 4261 Balloon Park Road NE, Albuquerque, New Mexico 87109 ("RhoMed" or the "Company") and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

                      WHEREAS, the Company desires to issue an aggregate of up to a maximum $4,000,000 of Common Stock in a private placement offering (the "Offering") in Units (the "Units"), each Unit consisting of 400,000 shares of Common Stock, no par value, of the Company (the "Common Stock"), at a purchase price of $.25 per share, and the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth (the shares of Common Stock being sometimes referred to herein as the "Securities" or "Shares"). The terms of the Offering are contained in the Confidential Term Sheet as herein defined.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE I.  SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY THE SUBSCRIBER

           1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units or fractions thereof as is set forth upon the signature page hereof at a price equivalent to $100,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price. The purchase price for the Units is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "RhoMed Incorporated" contem poraneously with the execution and delivery of this Agreement by the Subscriber. The Units will be delivered by the Company in accordance with the terms set forth in Article III hereof.

           1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company remains a development stage business with limited oper ating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company; (iii) the Subscriber may not be able to liquidate his investment; (iv) transferability of the Securities is extremely limit ed; and (v) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.








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           1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

           1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in non-listed and unregis tered securities, or the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on the Subscriber's behalf; (ii) the Subscriber recog nizes the highly speculative nature of this investment; and (iii) the Subscriber is able to bear the economic risk which th e Subscriber hereby assumes.

           1.5 The Subscriber hereby acknowledges receipt and careful review of
(a) the Confidential Term Sheet dated March 6, 1996, as supplemented and amended, and the attachments and exhibits thereto, all of which constitute an integral part thereof (the "Term Sheet") and (b) this Agreement and all attachments to it, including the Schedule of Exceptions; and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and has received any additional infor mation which the Subscriber has requested.

           1.6 (a) The Subscriber has relied solely upon the information provided by the Company in the Term Sheet in making the decision to invest in the Units. To the extent necessary, the Subscriber has retained, at the expense of the Subscriber, and relied upon appropriate professional advice regarding the investment, tax and legal merits and conse quences of this Agreement and its purchase of the Units hereunder. The Subscriber acknowledges and agrees that Paramount Capital, Inc. (the "Placement Agent") has not supplied any information for inclusion in the Term Sheet other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in the Term Sheet relating to the Placement Agent, that the Placement Agent has no responsibility for the accuracy or completeness of the Term Sheet and that the Subscriber has not relied upon the independent investigation or verification, if any, which may have been undertaken by the Placement Agent.

                    (b) The Subscriber covenants that (i) the Subscriber was contacted regarding the sale of the Units by the Placement Agent (or an authorized agent or representa tive thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii)

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no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

           1.7 The Subscriber hereby represents that the Subscriber either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly) has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

           1.8 The Subscriber hereby acknowledges that the offering of Units have not been reviewed by the United States Securities and Exchange Commission (the "Commission") or any state regulatory authority, since the Offering is intended to be exempt from the registra tion requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act. The Subscriber agrees that Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available and until such Subscriber complies with the transfer restrictions set forth in Paragraph 1.10 hereof.

           1.9 The Subscriber understands that none of the Securities have been registered under the Act or any state securities or "blue sky" laws and are being sold in reliance on exemptions from the registration requirements of such Act and such laws and agrees that the Securities will not be resold or transferred except as permitted under such Act and such laws pursuant to registration or exemption therefrom. The Subscriber hereby represents that Subscriber is purchasing the Units for Subscriber's own account for investment and not with a view toward the resale or distribution of the Units.

           1.10 The Subscriber understands that there is no market for the Units or any of the Securities comprising the Units and that no market may develop for the Units or any of the Securities comprising the Units. The Subscriber understands that even if a public market develops for the Units or any of the Securities comprising the Units, Rule 144 ("Rule 144") promulgated under the Act requires, among other conditions, a two-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company is not obligated to comply with any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the Company makes no representation or warranty that it will disseminate to the public any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units or any of the Securities comprising the Units

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under the Act or any state securities or "blue sky" laws other than as set forth in Article IV. The Subscriber agrees to hold the Company and its directors, officers, agents (including the Placement Agent), shareholders and controlling persons and their respective heirs, represen tatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses (including reasonable legal fees) incurred by them as a result of or arising out of (i) any misrepresentation made by such Subscriber contained herein or in the Confidential Investor Questionnaire contained in Article VII hereof, (ii) any sale or distribution by the undersigned Subscriber in violation of the Act or any applicable state securities or "blue sky" laws or
(iii) any untrue statement or alleged untrue statement of a material fact made by the Subscriber and contained herein.

           1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

           1.12 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time.

           1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

           1.14 Subscriber represents that he or it has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units and the Securities. This Agreement constitutes the legal, valid and binding obligation of subscriber, enforceable against Subscriber in accordance with its terms.

           1.15 If the subscriber is a Company, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

           1.16 The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

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           1.17 The Subscriber acknowledges that at such time, if ever, as the
Shares are registered, sales of the Shares will be subject to state securities laws, including those of the State of New Jersey which requires any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.


ARTICLE II. REPRESENTATIONS BY AND COVENANTS OF RHOMED.

         RhoMed hereby represents and warrants to each Subscriber that, as of the acceptance date set forth on the signature page hereof, unless otherwise set forth on the "Schedule of Exceptions" attached hereto which specifically identifies the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

           2.1 Organization, Good Standing and Qualification. RhoMed is a Company duly organized, validly existing and in good standing under the laws of the State of New Mexico and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. RhoMed is duly qualified to transact business and is in good standing in New Mexico and all other jurisdictions in which the failure so to qualify would have a material adverse effect on its business or properties.

           2.2 Capitalization and Voting Rights. The authorized Capital Stock of RhoMed consists of 40,000,000 shares of common stock, no par value (the "Common Stock"), of which 6,928,069 were outstanding as of January 31, 1996, and 10,000,000 shares of preferred stock, no par value, of which 4,000,000 (the "Series A Preferred Stock") were outstanding as of January 31, 1996. The Series A Preferred Stock is convertible to a maximum of 10,132,859 shares of Common Stock. There were 27,837,988 shares of Common Stock issued or issuable as of January 31, 1996, including shares issuable upon the exercise or conversion of all outstanding options, including options not yet vested, warrants, convertible notes, the Series A Preferred Stock and other securities convertible into Common Stock. In addition, and as set forth in the Schedule of Exceptions, there were, as of January 31, 1996, obligations to issue additional shares of stock for which the actual number of shares can not be determined. A sufficient number of shares of Common Stock will, within sixty days of the date hereof, be reserved for issuance (i) upon conversion of the Series A Preferred Stock and (ii) upon the exercise of all outstanding options, warrants and other rights to purchase or subscribe for any shares of Common Stock. The holder of 3,548,681 shares of Series A Preferred Stock, convertible into a maximum of 8,989,571 shares of Common Stock, has agreed to not exercise any right to convert until such time as the authorized Capital Stock has been increased to at least 60,000,000 shares of Common Stock. All of the outstanding shares of Capital Stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable. The shares of Common Stock have been duly and validly authorized and, when issued, will be validly issued, fully paid and nonassessable. Except as set forth in Schedule 2.2 and as otherwise required by law, there are no restrictions upon the voting or transfer of any shares of the Company's Capital Stock pursuant to the Company's Articles of Incorporation,


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Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

           2.3 Authorization; Enforceability. RhoMed has the corporate power to execute, deliver and perform the terms and provisions of each of the Unit Purchase Agreements (together, the "Transaction Documents") to which it is a party, and has taken prior to the date hereof all necessary corporate action to authorize the execution, delivery and performance by it of each of the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. No other corporate proceedings on the part of RhoMed are necessary for the issuance of the Common Stock. RhoMed has duly executed and delivered this Agreement and each of the Transaction Documents to which it is a party. This Agreement constitutes, and each of the other Transaction Documents, when executed and delivered by RhoMed, assuming due execution by the other parties hereto and thereto, will constitute the legal, valid and binding obligations of RhoMed enforceable against RhoMed in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

           2.4 Governmental Consents.

                    (i) The execution, delivery and performance by RhoMed of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby (i) does not and will not contravene the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which RhoMed is bound, (ii) will not violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which RhoMed is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of RhoMed, and (iii) will not violate any provision of the Articles of Incorporation or Bylaws of RhoMed.

                    (ii) No consent, authorization or order of, or filing or registration with, any court or U.S. governmental authority or other person is required to be obtained or made by RhoMed for the execution, delivery and performance of this Agreement or any of the other Transaction Documents to which it is a party, or the consummation of any of the transactions contemplated hereby or thereby, except for (i) those consents or authorizations previously obtained and those filings previously made, and (ii) any post-sale filings required under applicable securities or blue sky laws.

                    (iii) RhoMed holds and is operating in compliance with all licenses, permits, authorizations, approvals and certificates from governmental authorities, including,


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without limitation, all applicable approvals and authorizations of the Food and
Drug Administration, which are necessary to the conduct of its business as currently contemplated.

           2.5 Litigation. Except as disclosed in Schedule 2.5, there is no action, suit, proceeding or investigation pending or, to the best knowledge of RhoMed, currently threatened against RhoMed which questions the validity of this Agreement or any of the Transaction Documents or the right of RhoMed to enter into it, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any changes in the assets, condition, affairs or prospects of RhoMed which are materially adverse to RhoMed taken as a whole, financially or otherwise, or any change in the current equity ownership of RhoMed. The foregoing includes, without limitation, actions pending or threatened involving the use in RhoMed's business of any information or techniques allegedly proprietary to any of its former employers or their obligations under any agreements with prior employers. RhoMed is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

           2.6 Patents and Trademarks. Schedule 2.6 hereto lists all patents, trademarks, service marks, trade names, corporate names, and all applications and registrations therefor, owned or licensed to or by RhoMed. Except as described in the Schedule of Exceptions, RhoMed owns and possesses all right, title, and interest or holds a valid license in and to all patents, copyrights, trademarks, service marks, trade names, corporate names, and all applica tions and registrations therefor, and to all mask works, licenses, inventions, trade secrets, know how and other intellectual property rights necessary for the conduct of its business as presently contemplated (collectively, the "Intellectual Property Rights"). RhoMed has taken all necessary action to protect all the Intellectual Property Rights. Except as set forth in the Schedule of Exceptions, RhoMed has not received any notice of, and there are not any facts known to RhoMed which indicate the likelihood of, any infringement or misappropriation by any third party of any of the Intellectual Property Rights; RhoMed has not received any notice of, and there are not any facts known to RhoMed which indicate a likelihood of, any claim by a third party contesting the validity of any of the Intellectual Property Rights; RhoMed has not received any notice of any infringement, misappropriation or violation by RhoMed or any of its employees of any intellectual property rights of third parties, and, to the best of RhoMed's knowledge, neither RhoMed nor any of its employees has infringed, misappropriated or otherwise violated any intellectual property rights of any third parties; and, to the best of RhoMed's knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party has occurred or will occur with respect to any products currently being sold by RhoMed or with respect to any products currently under development by RhoMed or with respect to the conduct of RhoMed's business as currently contemplated. Except as described in the Schedule of Exceptions, RhoMed is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of RhoMed or that would conflict with RhoMed's business as proposed


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to be conducted. To the best of RhoMed's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of RhoMed's business by the employees of RhoMed, nor the conduct of RhoMed's business, as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

           2.7 Compliance with Other Instruments. Except as set forth in
Schedule 2.7 hereto, RhoMed is not in violation or default of any provisions of its Restated Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to RhoMed. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of RhoMed.

           2.8 Agreements; Action. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with, any inden ture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, material lease, contract or other agreement or instrument to which RhoMed is a party or by which RhoMed or any of its property is bound, or under the Restated Articles of Incorporation or Bylaws of RhoMed or under any statute or under any order, rule or regulation applicable to RhoMed or its business or property nor is the approval of any court or other governmental agency or body required for the consummation by RhoMed of the transactions on its part herein contemplated.

           2.9 Registration Rights. Except as provided in Article IV below, or as disclosed in Schedule 2.9 hereto, RhoMed has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

           2.10 Corporate Documents. The Bylaws and Articles of Incorporation of RhoMed are, in all material respects, in the form attached to the Term Sheet as Exhibit A and Exhibit B respectively.

           2.11 Title to Property and Assets. Except as disclosed in Schedule
2.11 hereto, RhoMed owns its properties and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair RhoMed's ownership or use of such properties or assets. With respect to the properties and assets it leases, RhoMed is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances.


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           2.12 Financial Statements. RhoMed has delivered to the Subscriber its audited financial statements at August 31, 1995 for the fiscal year ended on such date (attached to the Term Sheet as Exhibit C) and its unaudited financial statements for the period ended January 31, 1996 (attached to the Term Sheet as Exhibit D) (collectively, the "Financial Statements"). To the best of RhoMed's knowledge the Financial Statements (i) are complete and correct in all material respects and, to the best of RhoMed's knowledge, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other and (ii) accurately set forth and describe in all material respects the financial condition and operating results of RhoMed as of the dates, and for the periods, indicated therein. To the best of RhoMed's knowledge, except as set forth in the Financial Statements, this Agreement or the Schedule of Exceptions, RhoMed has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 1, 1995 and (ii) obligations under contracts and commit ments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, indi vidually or in the aggregate, are not material to the financial condition or operating results of RhoMed. RhoMed agrees that it will use reasonable efforts to hereafter maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

           2.13 Changes. Except as set forth in Schedule 2.13 hereto, since September 1, 1995, to the best of RhoMed's knowledge there has not been:

                    (i) any change in the consolidated assets, liabilities, financial condition or operating results of RhoMed from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

                    (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of RhoMed (as such business is presently conducted and as it is proposed to be conducted);

                    (iii) any waiver by RhoMed of a valuable right or of a material debt owed to it;

                    (iv) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by RhoMed, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of RhoMed taken as a whole (as such business is presently conducted and as it is proposed to be conducted);


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                    (v) any change or amendment to a contract or arrangement by which RhoMed or any of its assets or properties is bound or subject which is material to RhoMed taken as a whole;

                    (vi) any material change in any compensation arrangement or agreement with any employee; or

                    (vii) any other event or condition of any character which might materially and adversely affect the consolidated assets, properties, financial condition, operating results or business of RhoMed (as such business is presently conducted and as it is proposed to be conducted).

           2.14 Tax Returns, Payments and Elections. Except as set forth in
Schedule 2.14 hereto, RhoMed has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects and RhoMed has paid all taxes and other assessments due in accordance with such returns. The provision for taxes of RhoMed as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof.

           2.15 Minute Book. The minute book of RhoMed contains the minutes of all meetings of directors and shareholders since the time of RhoMed's incorporation and reflects all transactions referred to in such minutes accurately in all material respects.

           2.16 ERISA. Except as set forth in Schedule 2.16 hereto, RhoMed does not have any "employee welfare benefit plans" or "employee pension benefit plans" as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). RhoMed has made all required contributions and has complied in all material respects with all laws applicable to any of its employee benefit plans, including, without limitation, ERISA. RhoMed does not participate in any single employer or multiemployer pension plan subject to Title IV of ERISA. RhoMed does not provide any medical or other welfare-type benefits to any retiree, except as required by law.

           2.17 Investment Company Act; Other Regulations. RhoMed is not, and immediately following the consummation of the transactions contemplated hereby will not be, an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act. Except for the Act, the Exchange Act and state securities and "blue sky" laws, RhoMed is not subject to any federal or state law or regulation limiting its ability to issue and perform its obligations under or in connection with the issuance and sale of the Securities.

           2.18 Environmental Matters. Except as set forth on Schedule 2.18 hereto, (a) the operations, properties, and facilities owned, leased, or otherwise controlled by RhoMed (i) are, and to the best of RhoMed's knowledge have been, in compliance with all Environmental Laws, (ii) are not contaminated with any "Hazardous Material" (as defined below), (iii) are not

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now being and, to the best of RhoMed's knowledge, were never used as a landfill, dump, or other storage or disposal area for Hazardous Materials, (iv) are not now being and, to the best of RhoMed's knowledge, were never used for military, industrial or manufacturing purposes or as a gasoline service station, and (v) do not contain any underground or aboveground storage tanks (whether or not currently in use) and, to the best of RhoMed's knowledge, no such tank has been removed therefrom; (b) the operations, properties and facilities presently or previously owned, leased or otherwise controlled by RhoMed are not the subject of any United States federal or state or Canadian federal or provincial investigation, demand or proceeding, including, without limitation, any civil, criminal and/or administrative proceeding, of which RhoMed has knowledge, whether or not seeking costs, damages, expenses, penalties or injunctive relief, in connection with the enforcement or any purported violation of any Environmental Laws or evaluating whether any remedial action is required or purported to be required pursuant to any Environmental Laws to respond to any release or threatened release, whether intentional or unintentional, of any Hazardous Material into the environment;
(c) Hazardous Materials have not been generated, treated, manufactured, processed, stored, transported or disposed of by RhoMed in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, nor has RhoMed generated, treated, manufactured, processed, stored, transported or disposed of at or under any of its presently or previously owned, leased or controlled operations, properties or facilities any Hazardous Material in violation of, or that could reasonably be expected to give rise to liability under, any Environmental Law; (d) RhoMed has not received written notice to the effect that it is or may be liable to any person (including, without limitation, any individual or government, whether federal, state, provincial, or local) in connection with, or as a result of, any release or threatened release, whether intentional or unintentional, of any Hazardous Material into the environment; and (e) RhoMed has not commissioned any reviews, audits, reports or other analyses regarding the environmental condition of any operation, property or facility presently or previously owned, leased or otherwise controlled by RhoMed, nor has RhoMed received any documents or correspondence from, nor has RhoMed sent any documents or correspondence to, the United States Environmental Protection Agency, or any state, county or local environmental or health agency concerning, the environmental condition of any operation, property or facility presently or previously owned, leased or otherwise controlled by RhoMed.

                  For purposes of this Paragraph 2.18: "Environmental Laws" means any and all federal, state or local laws, statutes, codes, ordinances, rules, regulations, policies, judgments, orders, decrees, permits, licenses, or other governmental restrictions or requirements relating to pollution or protection of public or employee health or safety or the environment, including, but not limited to, CERCLA, SARA, RCRA, CWA, CAA, FIFRA, TSCA (each, as defined below), and any comparable state, county or local Environmental Law. "Hazardous Material" means (i) any hazardous substance, pollutant or contaminant as now or hereafter defined in, or regulated under, CERCLA and its implementing regulations, any toxic, carcinogenic, infectious, mutagenic, radioactive, explosive or otherwise dangerous substance, hazardous or other waste, hazardous constituent, petroleum and petroleum products, including crude oil and any fraction thereof, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, and any other chemical, material or substance now or hereafter regulated under any Environmental Law and (ii) any substance, the presence of which on or under the operations, properties, and facilities now and, as appropriate, previously owned, leased, or otherwise controlled by RhoMed threatens to cause a nuisance to, could constitute a trespass by RhoMed upon, or poses a health or safety hazard to persons on or about, any adjacent property or facility. "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA") 42 U.S.C. ss.ss. 9601-9675; "RCRA" means the Resource Conservation and Recovery Act of 1976 42 U.S.C. ss. 6901-6991; "CWA" means the Clean Water Act 33 U.S.C. ss. 1321 et seq; "CAA" means the Clean Air Act 42 U.S.C. ss.ss. 7401 et seq; "FIFRA" means the Federal Insecticide, Fungicide and Rodenticide Act 7 U.S.C. ss. 136 et seq; "TSCA" means the Toxic Substances Control Act 15 U.S.C. ss.ss. 2601-2671; in each case, as amended from time to time and including any regulations now or hereafter promulgated thereunder.

           2.19 Insurance. Schedule 2.19 sets forth a true, complete and correct description of all insurance currently maintained by RhoMed. RhoMed has paid all premiums due under such policies and RhoMed is not in default with respect to its obligations under any of such policies. The amount and nature of self-insurance reserves are adequate and reasonable in view of the loss experience of RhoMed and the business in which RhoMed is engaged, the pending claims against RhoMed, and the known threatened claims and the known occurrences which have not given rise to a pending claim.

           2.20 Labor Matters. RhoMed is not a party to any collective bargaining or other labor agreement and has not violated any laws, regulations, orders or contract terms affecting the collective bargaining rights of employees, equal opportunity employment, or employees health, safety, welfare, wages and hours. There are no labor disputes existing, or to the best knowledge of RhoMed, threatened, involving strikes, slow-downs, work stoppages, job actions or lockouts of any employees of RhoMed or any grievance under any collective bargaining or other labor agreement involving employees of RhoMed;
(ii) there are no unfair labor practices or petitions for election pending before the National Labor Relations Board of any other federal or state labor commission relating to the employees of RhoMed; and (iii) no demand for recognition heretofore made by any labor organization is pending with respect to RhoMed. There are no pending retaliatory or wrongful discharge claims or federal, state or local employment discrimination charges or administrative or judicial complaints arising therefrom pending against RhoMed nor, to the knowledge of RhoMed, are any such charges or complaints threatened against RhoMed.

ARTICLE III. TERMS OF SUBSCRIPTION

           3.1 The Units will be offered on a "best efforts" basis. The minimum sub scription per Subscriber shall be 1 Unit at $100,000 per Unit, subject to the Company's right to accept subscriptions for fractions thereof. The maximum amount of the offering is

$4,000,000. The Company and the Placement Agent may, by mutual agreement, terminate the offering at any time.

           3.2 Placement of the Units will be made by the Placement Agent, who will receive (i) a placement fee in the amount 9% of the purchase price of the Units placed and (ii) a non-accountable expense allowance equal to 4% of the purchase price of the Units placed. The Placement Agent shall be entitled to warrants to purchase Units equal to 10% of the Common Stock issued in the Offering at an exercise price of $.30 per share.

           3.3 Subject to acceptance of this Agreement by the Company, delivery of Units purchased pursuant to this Agreement shall be made by the Company within 30 days of the payment of the purchase price therefor by the Subscriber by personal or business check, wire transfer of immediately available funds or money order made payable to "RhoMed Incorporated". The Company reserves the right to reject any subscription with or without cause. In the event that the Company does not accept a subscription, the Company will return the Subscriber's funds immediately, with any interest which the Company may have earned on those funds.

           3.4 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Placement Agent or, if no such account exists, to the residential or business address indicated on the signature page hereto.

           3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.


ARTICLE IV. REGISTRATION UNDER THE 1933 ACT

           4.1 As used in this Agreement, the following terms shall have the following meanings:

                    (a) "Affiliate" shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition "control," when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                    (b) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in New York.

                    (c) "Holders" shall mean the Subscribers and any person holding Registrable Securities to whom the rights under Article IV have been transferred in accordance with Section 4.9 hereof.

                    (d) "Person" shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                    (e) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                    (f) "Registrable Securities" shall mean (A) the Common Stock and (B) any Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (I) have not been disposed of pursuant to a registration statement declared effective by the Commission, (II) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale,
(III) are not saleable as exempt securities pursuant to Section 3(a)(10) of the Securities Act of 1933 or (IV) are held by a Holder or a permitted transferee pursuant to Section 4.9.

                    (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 4.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses (for a reasonable number of states) and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

                    (h) "Registration Statement" shall have the meaning ascribed to such term in Section 4.2.

                    (i) "Registration Period" shall have the meaning ascribed to such term in Section 4.4.

                    (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

           4.2 The Company agrees that no later than 180 days after (x) the closing date of the first registration statement for an initial public offering of the Common Stock of the Company registered under the Act or (y) the first date on which the Common Stock of the Company (or securities received in exchange for Common Stock of the Company) trades on a national securities exchange, on the National Association of Security Dealers, Inc. Automated Quotations System ("NASDAQ"), on the OTC Electronic Bulletin Board or in "pink sheets", the Company will file a registration statement (the "Registration Statement") with the Commission and use its reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities. Notwithstanding the foregoing, the Company (i) will not be obligated to enter into any underwriting agreement for the sale of any of the Shares and (ii) may delay the filing for a period not to exceed sixty (60) days if the Company determines in good faith that such filing would have an adverse effect on the Company or would otherwise be inadvisable.

           4.3 All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 4.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

           4.4 In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense the Company will:

                    (a) use its reasonable best efforts to keep such registration and any qualification or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the "Registration Period." Notwithstanding the foregoing, at the Company's election the Company may cease to keep such registration, qualification or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144 under the Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder; and

                    (b) advise the Holders:

                      (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective;

                      (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                      (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                      (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                      (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                    (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                    (d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

                    (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Subscriber and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Subscriber or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Subscriber conducting an investigation for the purpose of reducing or eliminating such Subscriber's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

                    (f) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing);
(B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

                    (g) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                    (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                    (i) upon the occurrence of any event contemplated by
Section 4.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                    (j) use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

           4.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 4.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

           4.6 (a) To the extent permitted by law, the Company will indemnify each Holder, each underwriter of the Shares and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 4.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Shares and each person controlling such Holder, for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act.

                    (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Shares and each person who controls the Company within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 4.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Shares and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus that was made available to the Holder was not sent or given to the person asserting any such claim, loss, damage or liability at or prior to the written confirmation of the sale of the Registrable Securities confirmed to such person if such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.


                    (c) Each party entitled to indemnification under this
Section 4.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                    (d) If the indemnification provided for in this Section 4.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           4.7

                    (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 4.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                    (b) Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the registration statement and prospectus contemplated by Section 4.2 during (A) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities (or such longer period as required by the underwriter of such offering) and (B) any period, not to exceed one 60-day period per circumstance or develop ment, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

                    (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article IV.

                    (d) Each Holder hereby covenants with the Company (1) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (2) if such Registrable Securities are to be sold by any method or in any transaction other than on Nasdaq (or other national securities exchange), in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five business days prior to the date on which the Holder first offers to sell any such Shares.

                    (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the registration statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such registration statement and (B) the requirement of delivering a current prospectus has been satisfied.

                    (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement, that constitutes a violation of Rule 10(b)-6 under the Exchange Act or any other applicable rule, regulation or law.

                    (g) At the end of the period during which the Company is obligated to keep the registration statement current and effective as described above, the Holders of Registrable Securities included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

           4.8 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

                    (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                    (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

           4.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 4.1 may be assigned in full by a Holder, provided, that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such transfer involves not less than the lesser of all of such Holder's Shares or 100,000 Shares; (iii) such Holder gives prior written notice to the Company; and (iv) such transferee agrees to comply with the terms and provisions of this Agreement, including, without limitation, the restrictions in Section 1.17, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 4.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

           4.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article IV may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

           4.11 If the Company files a registration statement with the Commission in connection with a public offering of the Company's securities, the Subscriber, by accepting this Agreement, agrees, if so requested by the Company, that such Subscriber will not directly or indirectly sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any capital stock of the Company during the 30-day period ending, and the 180-day period beginning (or any such other period as is required by the underwriter of such offering) on the first date of the effectiveness of such registration statement. Upon request, the Subscriber will sign an agreement in reasonable form to such effect with the underwriter of such an offering.

ARTICLE V. MISCELLANEOUS

           5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to RhoMed Incorporated, 4261 Balloon Park Road NE, Albuquerque, NM, 87109-5802, Attn: President, and to the Subscrib er at the Subscriber's address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

           5.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

           5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

           5.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

           5.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EX PRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

           5.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

           5.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

           5.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

           5.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

           5.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

ARTICLE VI. NOTICE TO, AND REPRESENTATIONS AND COVENANTS OF UNITED STATES
            AND CERTAIN STATE RESIDENTS

           6.1 FOR ALL UNITED STATES RESIDENTS:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHER MORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTA TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           6.2 FOR CALIFORNIA RESIDENTS ONLY:

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPTED FROM QUALIFICATION BY SECTION 25100, 25102 OR 25104 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS OFFERING ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICA TIONS BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

           6.3 FOR CONNECTICUT RESIDENTS ONLY:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE UNDERSIGNED ACKNOWLEDGES THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER
SECTION 36-485 OF THE CONNECTICUT UNIFORM

SECURITIES ACT AND ARE OFFERED AND SOLD PURSUANT TO AN EXEMPTION THEREFROM. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED UNLESS THEY ARE REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE CONNECTICUT UNIFORM SECURITIES ACT OR SOLD IN A TRANSACTION WHICH IS EXEMPT UNDER SAID ACT.

           6.4 FOR FLORIDA RESIDENTS ONLY:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT AND ARE BEING SOLD IN RELIANCE UPON AN EXEMPTION PROVIDED BY
SECTION 517.061 THEREOF. UNLESS THE SECURI TIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF FLORIDA EXCEPT AS AN EXEMPT SECURITY OR IN AN EXEMPT TRANSACTION UNDER SAID ACT.

           6.5 FOR IOWA RESIDENTS ONLY:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

           6.6 FOR MASSACHUSETTS RESIDENTS ONLY:

WITH RESPECT TO ACCREDITED INVESTORS WHO ARE NATURAL PERSONS, THE INVESTMENT MUST BE SUITABLE AND IS PRESUMED SUITABLE IF THE INVESTMENT DOES NOT EXCEED 25 PERCENT OF THE INVESTOR'S INDIVIDUAL NET WORTH OR NET WORTH COMBINED WITH SPOUSE, EXCLUSIVE OF PRINCIPAL RESIDENCE AND FURNISHINGS.

           6.7 FOR PENNSYLVANIA RESIDENTS ONLY:

EACH PENNSYLVANIA RESIDENT WHO PURCHASED THE SECURITIES REPRE SENTED BY THIS CERTIFICATE HAS AGREED NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS AFTER THE DATE OF PURCHASE.

PURSUANT TO SECTION 207 OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH PERSON WHO ACCEPTS THIS OFFER TO PURCHASE SECURITIES EXEMPT FROM REGISTRATION BY
SECTION 203 OF THE PENNSYLVANIA SECURITIES ACT OF 1972 DIRECTLY FROM THE COMPANY OR ITS AFFILIATES WILL HAVE

THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, SELLING AGENTS OR ANY OTHER PERSON, WITHIN TWO (2) BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER AT THE ADDRESS SET FORTH IN THE TEXT OF THE OFFERING LITERATURE, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY IN PERSON OR BY TELEPHONE TO THE ISSUER AT THE NUMBER LISTED IN THE TEXT OF THE OFFERING LITERATURE, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

ARTICLE VII.               CONFIDENTIAL INVESTOR QUESTIONNAIRE

           7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he or she has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A__                        The undersigned is an individual (not a
                                    partnership, corporation, etc.) whose
                                    individual net worth, or joint net worth with his or her spouse, presently exceeds
                                    $1,000,000.

                                            Explanation. In calculating net
                                            worth you may include equity in
                                            personal property and real estate,
                                            including your principal residence,
                                            cash, short-term investments, stock
                                            and securities. Equity in personal
                                            property and real estate should be
                                            based on the fair market value of
                                            such property less debt secured by
                                            such property.

Category B__                        The undersigned is an individual (not a
                                    partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case includ ing foreign income, tax exempt income and full amount of capital gains and loses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C__                        The undersigned is a director or executive
                                    officer of the Compa ny which is issuing and selling the Units.

Category D__                        The undersigned is a bank; a savings and
                                    loan association, insurance company,
                                    registered investment company; registered
                                    business development company; licensed
                                    small business invest ment company
                                    ("SBIC"); or employee benefit plan within
                                    the meaning of Title 1 of ERISA and (a) the
                                    investment decision is made by a plan
                                    fiduciary which is either a bank, savings
                                    and loan association, insurance company or
                                    registered investment advisor, or (b) the
                                    plan has total assets in excess of
                                    $5,000,000
                                    or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                                                  ----------------------------

                                                  ----------------------------
                                                       (describe entity)

Category E__                        The undersigned is a private business
                                    development company as defined in section
                                    202(a)(22) of the Investment Advisors Act of 1940.

                                                  ----------------------------

                                                  ----------------------------
                                                       (describe entity)

Category F__                        The undersigned is a corporation,
                                    partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.


                                                  ----------------------------

                                                  ----------------------------
                                                       (describe entity)

Category G__                        The undersigned is a trust with total
                                    assets in excess of $5,000, 000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in
                                    Regulation 506(b)(2)(ii).

Category H__                        The undersigned is an entity all the equity
                                    owners of which are "accredited investors" within one or more of the above catego ries. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.


                                                  ----------------------------

                                                  ----------------------------
                                                      (describe entity)

Category I                          The undersigned is not within any of the
                                    categories above and is therefore not an accredited investor.

                  The undersigned is informed of the significance to you of the foregoing representations, and they are made with the intention that you will rely on them.

7.2  SUITABILITY (please answer each question)

                    (a) Describe your current employment, including the company by which you are employed and its principal business:

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                    (b) Describe any college or graduate degrees held by you:

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                    (c) Types of prior investments:

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                    (d) Have you participated in other private placements before:

                           YES_______                         NO_______

                    (e) Please indicate frequency of such prior participation in private placements of:

                          Public         Private           Public or Private
                         Companies       Companies     Biotechnology Companies
                         ---------       ---------     -----------------------


         Frequently       ------          -------              --------
         Occasionally     ------          -------              --------
         Never            ------          -------              --------

                    (f) Do you expect your current level of income to significantly decrease in the foreseeable future:


                           YES_______                         NO_______



         (g) Do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:


                           YES_______                         NO_______



                    (h) Are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?


                           YES_______                         NO_______



                    (i) Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?


                           YES_______                         NO_______

7.3 MANNER IN WHICH TITLE TO BE HELD (circle one)

                  (a)      Individual Ownership
                  (b)      Community Property
                  (c)      Joint Tenant with Right of
                                Survivorship (both parties
                                must sign)
                  (d)      Partnership*
                  (e)      Tenants in Common
                  (f)      Corporation*
                  (g)      Trust*
                  (h)      Other

                  *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4 NASD Affiliation

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________               No __________

If Yes, please describe:

- ---------------------------------------------------------

- ---------------------------------------------------------

- ---------------------------------------------------------

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


- ---------------------------------
Name of NASD Member Firm


By: ______________________________
         Authorized Officer


Date: ____________________________

7.5 REPRESENTATIONS AND WARRANTIES

         The Undersigned hereby represents and warrants to the Company as follows:

         The Undersigned has been informed of the significance to the Company of the foregoing representations and answers contained in this Agreement.

         The answers to the foregoing questions are true, complete and correct and have been provided under the assumption that the Company will rely upon them for all purposes, including but not limited to the purpose of determining whether the offering in which I propose to participate is exempt from registration under federal and state securities laws.

         The Undersigned will notify the Company immediately, at any time on or prior to the Final Closing Date, in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

         The Undersigned is able to bear the economic risk of the investment and, at the present time, can afford a complete loss of such investment.

                                                               SIGNATURE PAGE

NUMBER OF UNITS          X $100,000 =               (THE "PURCHASE PRICE")
               ----------            ---------------



- -----------------------------------         ---------------------------------
Signature                                   Signature (if purchasing jointly)


- -----------------------------------         ---------------------------------
Name Typed or Printed                       Name Typed or Printed


- -----------------------------------         ---------------------------------
Address                                     Address


- -----------------------------------         ---------------------------------
City, State and Zip Code                    City, State and Zip Code


- -----------------------------------         ---------------------------------
Telephone-Business                          Telephone--Business


- -----------------------------------         ---------------------------------
Telephone-Residence                         Telephone--Residence


- -----------------------------------         ---------------------------------
Facsimile-Business                          Facsimile--Business


- -----------------------------------         ---------------------------------
Facsimile-Residence                         Facsimile--Residence


- -----------------------------------         ---------------------------------
Tax ID # or Social Security #               Tax ID # or Social Security #


Name in which securities should be issued:

Dated:___________________________, 1996

         This Subscription Agreement is agreed to and accepted as of , 1996.


                         RHOMED INCORPORATED


                         By:_____________________________________
                            Name:                Edward J. Quilty
                            Title:               CEO and Chairman

                            CERTIFICATE OF SIGNATORY

                         (To be completed if Units are
                       being subscribed for by an entity)


                  I,____________________, am the_____________________ of

_____________________________________________ (the "Entity").

                  I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

                  IN WITNESS WHEREOF, I have set my hand this day of ,_____ ______, 1996.


                                                      --------------------
                                                          (Signature)